Related parties	9 Months Ended
Sep. 30, 2014
Related Party Transactions [Abstract]
Related parties

11. Related parties

Beginning in fiscal year 2013, the Company entered into agreements for certain contract manufacturing and engineering services with a company affiliated with one of its investors. In 2013 and the nine months ended September 30, 2014 (unaudited), the Company made payments of $3.6 million and $11.9 million, respectively, for services rendered. As of December 31, 2013 and September 30, 2014 (unaudited), the Company had accounts payable associated with this vendor of $3.9 million and zero, respectively.

In the second quarter of fiscal year 2013, the Company settled an outstanding legal matter with one of the CEO’s family members for $0.2 million.

In the second quarter of fiscal year 2013, the Company loaned one of its executive officers $150,000 pursuant to a demand payment loan that did not bear interest, which was fully repaid in March 2014.

In the third quarter of fiscal year 2013, the Company entered into an agreement with a company affiliated with the son of one of the members of the Board to acquire certain naming rights to a sprint kart race track. As consideration for these naming rights, the Company will pay a total of $0.5 million in installments beginning in October 2013 over the naming rights period. In addition to the fee, the Company will also provide the company with 100 GoPro capture devices at no cost each year during the term of the agreement, which is three years. As of September 30, 2014 (unaudited), the Company has paid $0.2 million related to this agreement.

In December 2013, the Company entered into a separation agreement with the Company’s former Chief Financial Officer, pursuant to which the Company paid him cash severance of $0.3 million.

In fiscal year 2013 and during the nine months ended September 30, 2014 (unaudited), the Company incurred and expensed chartered aircraft fees for the use of the CEO’s private plane, for which $0.3 million was paid during the nine months ended September 30, 2014 (unaudited) and $0.4 million was accrued as of September 30, 2014 (unaudited).

In May 2014 (unaudited), the Company amended the outstanding stock options granted to the former Chief Financial Officer to facilitate the net exercise of those options and subsequently repurchased 41,154 shares of common stock from the former Chief Financial Officer’s estate at a purchase price of $18.40 per share.

On June 3, 2014 (unaudited), the Company granted to the newly hired President of the Company an option to purchase 2,227,106 shares of common stock. In addition, the Company issued the President 248,749 RSUs and the CEO 4,500,000 RSUs. Of the 4,500,000 RSUs issued to the CEO, 1,500,000 RSUs vested immediately, 1,500,000 RSUs vest over a three-year period with the attainment of a milestone stock price for 30 consecutive days, and 1,500,000 RSUs vest over a three-year period with the attainment of a second milestone stock price for 30 consecutive days.

In June 2014 (unaudited), the CEO purchased seven automobiles from the Company for a total purchase price of $0.3 million.

Other related party transactions involving the Company’s CEO are discussed in Note 6, “Stockholders’ equity (deficit).”